UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 8, 2010 (February 2, 2010)

M & F WORLDWIDE CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-13780	02-0423416
(Commission File Number)	(I.R.S. Employer Identification No.)

35 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 572-8600
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 2, 2010, Harland Clarke Holdings Corp. (the “Company”), a wholly owned subsidiary of M & F Worldwide Corp., entered into an extension of the employment agreement between Charles T. Dawson (Chief Executive Officer of the Company) and the Company (the “Employment Agreement”). Under the extension, the Employment Agreement will continue in force until December 31, 2013. All other terms and conditions of the Employment Agreement remain unchanged.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 1.01 above, on February 2, 2010, the Company and Mr. Dawson agreed to extend the term of his employment agreement through December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2010

M & F WORLDWIDE CORP.
By:	/s/ Edward P. Taibi
Name: Edward P. Taibi Title: Senior Vice President